PRO FORMA STATEMENTS


                               PRO FORMA CONDENSED

                        CONSOLIDATED FINANCIAL STATEMENTS



                          -----------------------------

                  HOLLYWOOD PARTNERS.COM, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         Immediately prior to September 13, 1999, there were 500,000 shares of Hollywood Partners.com, Inc., a Delaware corporation ("Holding Company") common stock issued and outstanding. As part of the terms of agreement between Holding Company, Vitafort International Corporation, a publicly traded Delaware corporation ("Vitafort") and Hollywood Partners, Inc., a California corporation ("Operating Company"), Holding Company undertook a 6 to 1 forward split of its issued and outstanding common stock, so that at the time of closing and prior to
issuance of   5,000,000  shares to Vitafort  there were  3,000,000  shares of common  stock  issued and  outstanding.  Concurrent  with the  closing,  Holding
Company filed a Restated and Amended Certificate of Incorporation with the Delaware Secretary of State effecting the stock split.

         On September 13, 1999, the Holding Company acquired all of the issued and outstanding shares of Operating Company. In consideration of the shares of Operating Company, Holding Company issued an aggregate of 5,000,000 shares of its common stock to Vitafort. Operating Company is now a wholly owned subsidiary of Holding Company and Vitafort is the majority stockholder of Holding Company, holding 62.5% of Holding Company's issued and outstanding common stock.

         The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition.

         The accompanying pro forma condensed consolidated financial statements should be read in connection with the historical financial statements of the Holding Company and the Operating Company.

                  HOLLYWOOD PARTNER.COM, INC. AND SUBSIDIARIES
                        PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEETS
                                   (UNAUDITED)
                                  JUNE 30, 1999


                                                      Holding        Operating
                                                      Company         Company        Adjustments         Pro Forma
                                                    ------------    ------------     -------------      ------------

ASSETS

Current assets
  Cash and cash equivalents.......................  $         -     $   186,528                        $    186,528
  Accounts receivable.............................            -         152,031                             150,031
  Inventory.......................................            -         150,866                             150,866
  Prepaid expenses and other current assets...                -         112,269                             112,269
                                                    ------------    ------------                        ------------
Total current assets..............................            -         601,694                             601,694
                                                    ------------    ------------                        ------------

  Computer equipment, net.........................            -           2,975                               2,975
                                                    ------------    ------------                        ------------

Total assets......................................      604,669                                             604,669
                                                    ------------    ------------                        ------------


LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Loan from Vitafort..............................            -         691,915                             691,915
  Accounts payable................................          900          84,292                              85,192
  Accrued expenses................................            -          80,913                              80,913
                                                    ------------    ------------                        ------------

Total current liabilities.........................          900         857,120                             858,020
                                                    ------------    ------------                        ------------

STOCKHOLDERS' DEFICIT
     Common stock:
 $   $.001 par value............................. .         500               -             2,500  (1)        8,000
                                                                                            5,000  (2)

    $1 par value...................................       1,000         (1,000 )(2)            -

                                                                                           (2,500 )(1)
                                                                                           (5,000 )(2)
Accumulated deficit................................      (1,400)       (253,451)            1,000  (2)     (261,351)
                                                    ------------    ------------         -------------  ------------

Total stockholders' deficit........................        (900)       (252,451)                           (253,351)
                                                    ------------    ------------                        ------------

Total liabilities and stockholders' deficit.......  $        -     $     604,669                        $   604,669
                                                    ------------    ------------                        ------------

 See notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

                  HOLLYWOOD PARTNER.COM, INC. AND SUBSIDIARIES
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                         SIX MONTHS ENDED JUNE 30, 1999


                                            Holding               Operating
                                           Company                Company             Adjustments           Pro Forma
                                      -------------------    -------------------    ----------------     ----------------

Net sales...........................  $                -      $         739,709   $                    $         739,709

Cost of sales.......................                   -                501,538                                  501,538
                                      -------------------    -------------------                         ----------------

   Gross profit.....................                   -                238,171                                  238,171
                                      -------------------    -------------------                         ----------------

Operating expenses
   Research and development                            -                  4,895                                    4,895
   Sales and  marketing............                    -                386,793                                  386,793
   General and administrative.                       100                182,991                                  183,091
                                      -------------------    -------------------                         ----------------

   Total operating expenses....                      100                574,679                                  574,779
                                      -------------------    -------------------                         ----------------

   Loss from operations..........                   (100)              (336,508)                               (336,608)

   Interest income................                     -                    477                                      477
                                      -------------------    -------------------                         ----------------

   Loss before extraordinary item..                 (100)              (336,031)                               (336,131)

Extraordinary item-gain on
   forgiveness of debt-vendor
   settlement......................                    -                  84,441                                   84,441
                                      -------------------    -------------------                         ----------------

Net loss...........................                 (100)              (251,590)                   $            (251,690)
                                      -------------------    -------------------                         ----------------

Earnings (loss) per common share...   $                -                                           $               (.03)
                                      -------------------                                                ----------------

Weighted average number of shares
   outstanding..............                   8,000,000                                                       8,000,000
                                      -------------------                                                ----------------

 See notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

                  HOLLYWOOD PARTNER.COM, INC. AND SUBSIDIARIES
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1998

                                           Holding               Operating
                                           Company                Company             Adjustments           Pro Forma
                                      -------------------    -------------------    ----------------     ----------------


Net sales...........................   $               -     $        1,811,661      $                   $     1,811,661

Cost of sales.......................                   -                829,266                                  829,266
                                      -------------------    -------------------                         ----------------

   Gross profit.....................                   -                982,395                                  982,395
                                      -------------------    -------------------                         ----------------

Operating expenses
   Research and development.........                   -                204,557                                  204,557
   Sales and marketing..............                   -                541,984                                  541,984
   General and administrative.......                 100                252,417                                  252,517
                                      -------------------    -------------------                         ----------------

   Total operating expenses..........                100                998,958                                  999,058
                                      -------------------    -------------------                         ----------------

   Loss from operations.............                (100)              (16,563)                                (16,663)

Other income
   Other income.....................                   -                 14,014                                   14,014
   Increase income..................                   -                    688                                      688
                                      -------------------    -------------------                         ----------------

Total other income...................                  -                 14,702                                   14,702
                                      -------------------    -------------------                         ----------------

Net loss.............................  $            (100)     $         (1,861 )                          $      (1,961)
                                      -------------------    -------------------                         ----------------

Earnings (loss) per common share....   $                -                                                 $            -
                                      -------------------                                                ----------------

Weighted average number of shares
   outstanding.................                8,000,000                                                       8,000,000
                                      -------------------                                                ----------------


 See notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

                  HOLLYWOOD PARTNER.COM, INC. AND SUBSIDIARIES

                          NOTES TO PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

The pro forma adjustments are as follows:

(1)    To reflect the 6 to 1 forward split to the Holding  Company's  issued and outstanding shares of common stock:
          Common stock of Holding Company
                After the stock split, $.001 par value; authorized
                  15,000,000; issued and outstanding 3,000,000 shares..........               $    3,000
                Before the stock split, $.001 par value; authorized
                  15,000,000; issued and outstanding 500,000 shares............                      500
                                                                                               ----------

                Increase in common stock.......................................               $    2,500
                                                                                               ----------

(2) To reflect the issuance of 5,000,000 shares of Holding Company's common stock, par value $.001, and to account for the acquisition of Operating Company using the Pooling-of-Interests method